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                                                                   Exhibit 10.96

GORDON & SILVER, LTD.
GERALD M. GORDON, ESQ.
Nevada Bar No. 229
THOMAS H. FELL ESQ,.
Nevada Bar No. 3717
3960 Howard Hughes Parkway, 9th Fl.
Las Vegas, Nevada  89109
(702) 796-5555

Attorneys for Debtors
                         UNITED STATES BANKRUPTCY COURT

                               DISTRICT OF NEVADA



In re                                              Case No.: BK-S-99-11404-LBR
PIONEER FINANCE CORP.,                             Chapter 11
a Nevada corporation,


                      DEBTOR.         /            Case No.:  BK-S-99-12854 LBR
--------------------------------------             Chapter 11
In re                                              (Jointly Administered)
PIONEER HOTEL INC.,
a Nevada corporation,
                                                   Date:    10/25/99
                      DEBTOR.         /            Time:    9:00 a.m.
--------------------------------------

         PIONEER FINANCE CORP. AND PIONEER HOTEL INC.'S CERTIFICATION OF
                  ACCEPTANCE AND REJECTION OF CHAPTER 11 PLAN
                                 (BALLOT REPORT)

         This Ballot Report is filed by Pioneer Finance Corp. and Pioneer Hotel

Inc. ("Debtors") in accordance with LR 3018. On August 30, 1999, the Debtors'

Second Amended Plan of Reorganization ("Plan") was filed with the Court. The

Plan is proposed by Debtors.(1)

         By Order of the Court entered on August 30, 1999, the Court approved the Disclosure Statement to Accompany Debtors' Second Amended Plan of

Reorganization (the "Disclosure Statement") and approved the protocol for the solicitation and voting of ballots. Thereafter, Debtors solicited acceptances of the Plan. Ballots were submitted by creditors of Debtors. Set forth below are the results of all timely and eligible votes received by the Debtors with respect to

--------------------------
(1) Unless stated otherwise, terms defined in the Plan will have the same meanings when used in this Ballot Report. The amounts of Claims used in preparing this Ballot Report are the amounts listed by the respective claimants in their Ballots.

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the acceptance or rejection of the Plan by creditors and

parties-in-interest entitled to vote with respect to the Debtors.(2)

1.       CLASS 1: PRIORITY UNSECURED CLAIMS

         Claims in Class 1 are unimpaired under the Plan. Accordingly, Class 1 is deemed to have accepted the Plan, and solicitation of acceptances from the holders of claims in this Class is not required. 11 U.S.C.

Section 1126(f).

2.       CLASS 2: SECURED TAX CLAIMS

         Claims in Class 2 are unimpaired under the Plan. Accordingly, Class 2 is deemed to have accepted the Plan, and solicitation of acceptances from the holders of claims in this Class is not required. 11 U.S.C.

Section 1126(f).

3.       CLASS 3: 1988 BONDHOLDERS CLAIMS

         Class 3 is impaired under the Plan. By the deadline of October 15,

1999, 656 valid ballots have been submitted and Class 3 has accepted the

Plan.(3)

                                      CLASS 3

                   NUMBER OF VOTES FROM HOLDERS OF CLASS 3 CLAIMS(4)
                   -------------------------------------------------
               Total number of votes:    656
               Number of acceptances:    557                   84.91%
               Number of rejections:      99                   15.09%


--------------------------

(2) Pursuant to the Court's Order, the deadline for the submission of ballots was 5:00 p.m., Pacific Time, on October 15, 1999. In addition, pursuant to the Court's Order, any ballot received by Gordon & Silver, Ltd. after the Voting Deadline without further order of the Court, any Ballot that was illegible or contains insufficient information to permit the identification of the voting party, or any Ballot that indicated neither an acceptance or rejection or indicated both an acceptance or rejection of the Plan, was not to be counted or considered in voting on the Plan.

(3) Subsequent to the Ballot deadline, 1 beneficial ballot for a claim totaling $8,916.00 has been received which is not included in these totals.

(4) This tabulation includes 15 ballots that were received by Gordon & Silver, Ltd. prior to the balloting deadline which were not included in the ADP calculation for miscellaneous reasons, including Hurricane Irene causing a disruption in broker services in Florida precluding the delivery of the ballot to the broker for delivery to the record holder, and a ballot not yet confirmed as a duplicate. These 15 ballots are comprised of 9 affirmative ballots totaling $2,270,189.00 and 6 negative ballots totaling $554,108.00.


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                  AMOUNT OF CLASS 3 CLAIMS VOTED
                  ------------------------------
                  Total Amount Voted:                 $48,388,592.00
                  Amount of Acceptances:               34,778,333.00   71.87%
                  Amount of Rejections                 13,610,259.00   28.13%

4.       CLASS 4: 1988 Bonds Indenture Trustee Claim

         Debtors have proposed pursuant to Section 1127(a) to amend the Plan to eliminate this Class.

5.       CLASS 5: OTHER SECURED CLAIMS

         Claims in Class 5 are unimpaired under the Plan. Accordingly, Class 5 is deemed to have accepted the Plan, and solicitation of acceptances from the holders of claims in this Class is not required. 11 U.S.C.

Section 1126(f).

6.       CLASS 6: GENERAL UNSECURED CLAIMS

         Claims in Class 6 are unimpaired under the Plan. Accordingly, Class 6 is deemed to have accepted the Plan, and solicitation of acceptances from holders of claims in this Class is not required. 11 U.S.C. Section 1126(f).

7.       CLASS 7: PHI EQUITY INTERESTS

         Claims in Class 7 are unimpaired under the Plan. Accordingly, Class 7 is deemed to have accepted the Plan, and solicitation of acceptances from holders of claims in this Class is not required. 11 U.S.C. Section 1126(f).

8.       CLASS 8: PFC EQUITY INTERESTS

         Claims in Class 8 are unimpaired under the Plan. Accordingly, Class 7 is deemed to have accepted the Plan, and solicitation of acceptances from holders of claims in this Class is not required. 11 U.S.C. Section 1126(f).

         FINAL TALLY.

         By vote or by virtue of Bankruptcy Code Section 1126, the Classes of

Claims and Equity Interests under the Plan have accepted or rejected the Plan as  follows:


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         Class 1: Accepted

         Class 2: Accepted

         Class 3: Accepted

         Class 4: N/A

         Class 5: Accepted

         Class 6: Accepted

         Class 7: Accepted

         Class 8: Accepted

         RESPECTFULLY SUBMITTED this 25 day of October, 1999.

                                            GORDON & SILVER, LTD.

                                            By          /S/
                                               ------------------------
                                            GERALD M. GORDON, ESQ.
                                            Nevada Bar No. 229
                                            THOMAS H. FELL, ESQ.
                                            Nevada Bar No. 3717
                                            3960 Howard Hughes Pkwy., 9th Fl.
                                            Las Vegas, Nevada 89109
                                            Attorneys for Debtors

         The undersigned, on behalf of Debtors, certifies that the amount in number of Allowed Claims of each Class accepting or rejecting the Plan in the amount of Allowed Interest of each Class accepting or rejecting the Plan as set forth above is true and accurate.

                                                           /S/
                                                  ------------------------
                                                  THOMAS K. LAND


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